                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 17, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



      Delaware                        0-16014                  23-2417713
(State or other jurisdiction of     (Commission            (IRS Employer
    incorporation)                  File Number)            Identification No.)





               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements

                  Not applicable.

                  (b)      PRO FORMA Financial Statements

                  Not applicable.

                  (c)      Exhibits

                  99.1     Press release issued June 17, 2002 (filed herewith).

                  99.2     Press release issued June 20, 2002 (filed herewith).

ITEM 9.  REGULATION FD DISCLOSURE.

                  A copy of the Company's press releases issued June 17, 2002 and June 20, 2002, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 21, 2002.              ADELPHIA COMMUNICATIONS
                                   CORPORATION (Registrant)


                                   By:  /S/ ERLAND E. KAILBOURNE
                                   --------------------------------------------
                                   Erland E. Kailbourne
                                   CHAIRMAN AND INTERIM CHIEF EXECUTIVE OFFICER

                                  EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION


99.1                       Press release issued June 17, 2002 (filed herewith).

99.2                       Press release issued June 20, 2002 (filed herewith).